UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2018

Exact Name of Registrant as Specified in Charter;
State of Incorporation;
Commission File Number	Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 6 Executive Drive Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

ITEM 1.01	Entry into a Material Definitive Agreement.

Reference is made to the Current Report on Form 8-K filed on December 8, 2016, and to Note 3 – Short-term Debt and Liquidity to our financial statements under Part I, Item 1, Financial Statements and to Outlook under Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, each in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018, and to Cash Flows from Financing Activities—Credit Facility Borrowings and Liquidity and to Outlook under Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations and to Note 4 – Short-term Debt and Liquidity to our financial statements under Part II, Item 8, Financial Statements and Supplementary Data, each in the Annual Report on Form 10-K for the year ended December 31, 2017, of registrants Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company (“Ameren Illinois”) for a discussion of the Missouri Credit Agreement and the Illinois Credit Agreement (each as defined below).

Effective December 3, 2018, the maturity date of all commitments under the $1 billion Amended and Restated Credit Agreement, dated as of December 7, 2016 (the “Missouri Credit Agreement”), by and among Ameren, Ameren Missouri and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto was extended from December 7, 2021 to December 7, 2022 pursuant to the provisions of the Missouri Credit Agreement. Also effective on December 3, 2018, the maturity date of all commitments under the $1.1 billion Amended and Restated Credit Agreement, dated as of December 7, 2016 (the “Illinois Credit Agreement”), by and among Ameren, Ameren Illinois and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto was extended from December 7, 2021 to December 7, 2022 pursuant to the provisions of the Illinois Credit Agreement.

The maturity date under the Missouri Credit Agreement and the Illinois Credit Agreement may each be further extended for an additional one-year period upon mutual consent of the borrowers and lenders.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a description of the extension of the maturity date of commitments under the Missouri Credit Agreement and the Illinois Credit Agreement, which information is incorporated herein by reference.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY (Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY (Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: December 4, 2018